180STKP

                       SUPPLEMENT DATED NOVEMBER 24, 1997
                              TO THE PROSPECTUS OF
                         Franklin California Growth Fund
                             dated September 1, 1997

I. The section "Sales Charge Waivers" under "How Do I Buy Shares? - Sales Charge Reductions and Waivers" is amended to add the following new category 5 to the list of sales charge waiver categories. The waiver categories numbered 5 through 15 in the prospectus are renumbered accordingly: Redemption proceeds from the sale of Class A shares of any of the Templeton Global Strategy Funds if you:

    Are a qualified investor, and

    Reinvest the money within 365 days of the redemption date.

If you paid a contingent deferred sales charge when you redeemed your Class A shares from a Templeton Global Strategy Fund, a Contingent Deferred Sales Charge will apply to your purchase of Fund shares and a new Contingency Period will begin. We will, however, credit your Fund account with additional shares based on the contingent deferred sales charge you paid and the amount of the redemption proceeds that you reinvest.

If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date they are redeemed from the money fund.

II. The following paragraph is added at the end of the section "How Do I Buy Shares?":

For Investors Outside the U.S.

The distribution of this prospectus and the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.